UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant To Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 7, 2008

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

NUCRYST Pharmaceuticals Corp.
101 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)
Registrant’s telephone number, including area code: (609) 228-8220
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) As previously reported on a Form 8-K filed on May 13, 2008, David Holtz was appointed Vice President and Chief Financial Officer of NUCRYST Pharmaceuticals Corp. (the “Company”) on May 7, 2008. Mr. Holtz’s responsibilities include serving as the Company’s principal accounting officer. In connection with the appointment of Mr. Holtz, Karen Payne ceased to be the interim principal accounting officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/ Carol L. Amelio
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary

Dated: December 24, 2008.